UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2005

ECC CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32430	84-1642470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1833 Alton Parkway, Irvine, California	92606 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 856-8300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 14, 2005, Encore Credit Corp., a direct wholly owned subsidiary of the registrant, Bravo Credit Corporation, an indirect wholly owned subsidiary of the registrant, and the registrant entered into a $300 million Master Repurchase Agreement (the “Master Repurchase Agreement”) with Merrill Lynch Bank USA. The Master Repurchase Agreement expires on February 13, 2006. The Master Repurchase Agreement is filed as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description of Exhibit
10.1	Master Repurchase Agreement, dated as of February 14, 2005, by and among Encore Credit Corp., ECC Capital Corporation, Bravo Credit Corporation and Merrill Lynch Bank USA.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECC CAPITAL CORPORATION

February 18, 2005	By:	/s/ Shahid S. Asghar
Shahid S. Asghar President and Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Master Repurchase Agreement, dated as of February 14, 2005, by and among Encore Credit Corp., ECC Capital Corporation, Bravo Credit Corporation and Merrill Lynch Bank USA.